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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                 August 14, 2002


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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                    0-21366              41-1590621
  (State of or other jurisdiction of     (Commission         (I.R.S. Employer
            incorporation)              File Number)        Identification No.)



      2905 Northwest Boulevard, Suite 20,
                Plymouth, Minnesota                                55441
      (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code: (763) 557-9005




                                 Not applicable.
          (Former name or former address, if changed since last report)



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Item 9.

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith T. Thorndyke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Quarterly Report of Tricord Systems, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Tricord Systems, Inc.


Dated:  August 14, 2002     By: /s/ Keith T. Thorndyke
                                ----------------------------------------
                                Name: Keith T. Thorndyke
                                Title: President and Chief Executive Officer
                                and Chief Financial Officer




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRICORD SYSTEMS, INC.

Dated:  August 14, 2002                  By: /s/  Keith T. Thorndyke
                                         ------------------------------------
                                         Name:  Keith T. Thorndyke
                                         Title: President and Chief Executive
                                         Officer and Chief Financial Officer